CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Chin, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2016 of Kindred Biosciences, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 26, 2017	By: /s/ Richard Chin
Name: Richard Chin, MD
Title: Chief Executive Officer and Interim Chief Financial Officer